Exhibit 32.1

Community Healthcare Trust Incorporated
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of Community Healthcare Trust Incorporated (the "Company") for the period ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy G. Wallace, Chief Executive Officer and President of the Company, and I, David H. Dupuy, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
i.The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
ii.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 16, 2021

/s/ Timothy G. Wallace
Timothy G. Wallace
Chief Executive Officer and President

/s/ David H. Dupuy
David H. Dupuy
Executive Vice President and Chief Financial Officer